    As Filed with the Securities and Exchange Commission on February 29, 2000
                                                        Registration No. 33-8479
                                                                        811-4827


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]


                       POST-EFFECTIVE AMENDMENT NO. 24 [X]
                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

                              AMENDMENT NO. 25 [X]


                     FLAG INVESTORS INTERNATIONAL FUND, INC.

                    ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                               Baltimore, MD 21202
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, including Area Code: (410) 727-1700

                                    Copy to:
Edward J. Veilleux                             Richard W. Grant, Esquire
One South Street                               Morgan, Lewis & Bockius LLP
Baltimore, MD 21202                            1701 Market Street
(Name and address of agent for service)        Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

_X_      immediately upon filing pursuant to paragraph (b)


___      on February 29, 2000 pursuant to paragraph (b)


___      60 days after filing pursuant to paragraph (a)

___      75 days after filing pursuant to paragraph (a)

___      on December 31, 1999 pursuant to paragraph (a)(2) of Rule 485.

[INSERT FLAG INVESTORS LOGO]


                            International Equity Fund
                     (Class A, Class B, and Class C Shares)


                   Prospectus & Application - February 29, 2000
                       - - - - - - - - - - - - - - - - - -

         This mutual fund (the "Fund") seeks to achieve long-term capital appreciation primarily through investment in stocks and other equity securities of companies in developed countries outside of the United States. The Fund invests substantially all of its assets in the International Equity Portfolio (the "Portfolio"), a separate mutual fund managed by Bankers Trust Company ("Bankers Trust" or the "Advisor").


         The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ("Class A Shares"), Flag Investors Class B Shares ("Class B Shares"), and Flag Investors Class C Shares ("Class C Shares") of the Fund. These separate classes give you a choice of sales charges and fund expenses. (Refer to the section on sales charges and the attached Application.)


TABLE OF CONTENTS

Investment Summary ........................   1
Fees and Expenses of the Fund .............   2
Investment Program ........................   3
Prior Performance of a Similar Fund........   5
The Fund's Net Asset Value ................   5
How to Buy Shares .........................   6
How to Redeem Shares ......................   7
Telephone Transactions ....................   7
Sales Charges .............................   8
How to Choose the Class
That Is Right for You......................  10
Dividends and Taxes .......................  10
Organizational Structure...................  11
Investment Advisor.........................  11
Administrator..............................  12
Financial Highlights ......................  13
Application ............................... A-1

Flag Investors Funds
P.O. Box 515
Baltimore, MD 21203
--------------------------------------------------------------------------------

     The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT SUMMARY

----------------------------------------------------

Objectives and Strategies

         The Fund seeks to achieve long-term capital appreciation. The Fund invests substantially all of its assets in the Portfolio, a separate mutual fund with the same investment objective. The Fund, through the Portfolio, seeks to achieve its objective by investing primarily in stocks and other equity securities of companies in developed countries located outside of the United States and may invest a portion of its assets in companies based in emerging markets.

Risk Profile

         The Fund may be suited for you if you are willing to accept the risks of foreign investing in the hope of achieving long-term capital appreciation.

         General Stock Risk. The value of an investment in the Fund will vary from day to day based on changes in the prices of the securities that the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets, and the companies represented in the Fund's portfolio.

         Style Risk. As with any investment strategy, the "growth at a reasonable price" strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the return potential of one or more common stocks, the Fund may underperform the international equity markets.

         Foreign Investing Risk. Foreign investing may entail different risks than investing in the United States. The prices of foreign securities may be affected by adverse political, economic or social developments unique to a country or region. Accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies.

         Foreign Currency Risk. Since the Fund's investments are denominated in foreign currencies, any change in the value of those currencies in relation to the U.S. dollar will result in a corresponding change in the value of the Fund's investments and may cause the Fund's investments to lose money.

         If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

Fund Performance

         The following bar chart and table show the performance of the Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future. Class B Shares and Class C Shares were not offered prior to the date of this Prospectus.

                                 Class A Shares*
                         For years ended December 31,**

--------------------------------------------------------------------------------
 60.00%
                               50.34%
 50.00%

 40.00%

 30.00%                                                                   21.73%

 20.00%                                            15.09%         13.93%
                                                           8.63%
 10.00%           4.17%                      5.30%

  0.00%

-10.00%                              -7.40%
                        -10.31%
-20.00%
          -19.97%
-30.00%
           1990   1991   1992   1993   1994   1995   1996   1997   1998   1999
--------------------------------------------------------------------------------


 *The bar chart does not reflect sales charges. If it did, returns would be less than those shown.
**The management of the Fund changed effective February 29, 2000. These returns reflect the performance of the prior Fund management.

         During the 10-year period shown in the bar chart, the highest return for a quarter was 18.65% (quarter ended 12/31/93) and the lowest return for a quarter was (20.79)% (quarter ended 9/30/90).

Average Annual Total Return (for periods ended December 31, 1999)(1)

                                                          Morgan Stanley Capital
                                                           International Europe,
                                                           Australasia, Far East
                                     Class A Shares(2)       (EAFE) Index(R)(3)
                                     -------------------------------------------
Past One Year......................     16.25%                     26.96%
Past Five Years....................     11.76%                     12.83%
Past Ten Years.....................      6.14%                      7.01%
Since Inception....................      8.61% (11/18/86)           8.52%(4)

------------

(1) The management of the Fund changed effective February 29, 2000. These returns reflect the performance of the prior Fund management.
(2) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges, which increased on January 18, 2000 from the prior rate of 4.50%.
(3) The Morgan Stanley Capital International EAFE Index is an unmanaged index that is widely recognized as a benchmark of general international equity performance. The index is a passive measure of international stock performance. It does not factor in the costs of buying, selling, and holding securities - costs which are reflected in the Fund's results.
(4) For the period from 11/30/86 through 12/31/99.

FEES AND EXPENSES OF THE FUND

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees:
(fees paid directly from your investment)



------------------------------------------------------------------------------------------------------------------------------------
                                                                 Class A Shares      Class B Shares      Class C Shares
                                                                 Initial Sales         Deferred            Deferred
                                                                   Charge            Sales Charge        Sales Charge
                                                                 Alternative         Alternative         Alternative
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)                      5.50%             None                None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or redemption
proceeds, whichever is lower)                                      1.00%(1)         5.00%(2)            1.00%(3)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends                                                None             None                None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                      None             None                None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                        None             None                None
------------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses:
(expenses that are deducted from Fund assets)(4)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                    0.65%            0.65%               0.65%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                           0.25%            0.75%               0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses (including a 0.25% shareholder
servicing fee for Class B and Class C Shares)                      1.85%            2.10%(5)            2.10%(5)
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               2.75%            3.50%               3.50%
------------------------------------------------------------------------------------------------------------------------------------
Less: Fee Waivers and/or Expense Reimbursement(6)                 (1.25)%          (1.25)%             (1.25)%
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                       1.50%            2.25%               2.25%
------------------------------------------------------------------------------------------------------------------------------------

------------
(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares, but unless you are otherwise eligible for a sales charge waiver or reduction, you may pay a contingent deferred sales charge when you redeem your shares. (See "Sales Charges - Redemption Price.")
(2) Contingent deferred sales charges decline over time and reach zero after six years. After seven years, Class B Shares convert automatically to Class A Shares. (See "Sales Charges" and "How to Choose the Class That Is Right for You.")
(3) You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See "Sales Charges - Redemption Price.")
(4) Information on the annual operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the Organizational Structure section of this Prospectus.)
(5) A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.
(6) Bankers Trust Company, the Advisor to the Portfolio, and Investment Company Capital Corp. have contractually agreed to limit their fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.50% for Class A Shares and 2.25% for both Class B and Class C Shares. This agreement will continue until at least February 28, 2001 and may be extended.

Example*

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 year        3 years         5 years         10 years
                          ------        -------         -------         --------
Class A Shares            $694**        $1,251**        $1,848**        $3,532**
Class B Shares            $728**        $1,267**        N/A             N/A
Class C Shares            $328**        $  967**        N/A             N/A

You would pay the following expenses if you did not redeem your shares:

                          1 year        3 years         5 years         10 years
                          ------        -------         -------         --------
Class A Shares            $694**        $1,251**        $1,848**        $3,532**
Class B Shares            $228**        $  967**        N/A             N/A
Class C Shares            $228**        $  967**        N/A             N/A
-----------
 * Reflects expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets.
** Based on Total Annual Fund Operating Expenses after fee waivers and reimbursements for year 1 only.

         Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM

-------------------------------------------------------------

Investment Objective, Policies and Risk Considerations


         The Fund, through the Portfolio, seeks to achieve long-term capital appreciation primarily by investing under normal circumstances at least 65% of its total assets in stocks and other securities with equity characteristics of companies in developed countries outside of the United States. The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. The investment objective of the Portfolio, unlike that of the Fund, is not a fundamental policy and may be changed without shareholder approval. There can be no guarantee that the Fund will achieve its goals.

         The Advisor is responsible for managing the Portfolio's investments. (Refer to the section on the Investment Advisor.) The Advisor employs a strategy of growth at a reasonable price. The Advisor seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow. Yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the Advisor considers factors such as sales, earnings, cash flow and enterprise value (a company's market capitalization plus the value of its net debt). The Advisor further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.


         Almost all the companies in which the Fund invests are based in the developed foreign countries that make up the EAFE Index, plus Canada. The Fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the Advisor believes that the return potential of those markets more than compensates for the extra risks. While the Fund has invested in emerging markets in the past, under normal market conditions, the Advisor does not consider this a central element of the Fund's strategy. Typically, the Fund would not hold more than 15% of net assets in emerging markets.

         The Advisor subjects a stock to intensive review if (i) its rate of price appreciation begins to trail that of its national stock index; (ii) the financial analysts who follow the stock cut their estimates of the stock's future earnings; or (iii) the stock's price approaches the downside target set when the Advisor first bought the stock (or as modified to reflect changes in market and economic conditions).

         Company research lies at the heart of the investment process, as it does with many stock mutual funds. The Advisor tracks several thousand companies to arrive at the approximately 100 stocks the Fund normally holds. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines. The Advisor draws on the insight of experts from a range of financial disciplines--regional stock-market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the investment process.

         An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors as a whole. No one can predict how the markets or stock prices will behave in the future.

         Investing in foreign markets may have different risks than investing in U.S. markets. An investment in a foreign market may be affected by developments, including political developments, that are unique to that market. These developments may not affect the U.S. economy or the prices of U.S. securities in the same manner. Therefore, the prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. common stocks. Financial reporting standards for companies based in foreign markets may differ from those in the United States.

         From time to time, foreign capital markets may exhibit more volatility than those in the United States. Stocks that trade less frequently can be more difficult or more costly to buy or to sell than more liquid or active stocks. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Additionally, some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

         The Fund's investments are usually denominated in the currencies of the countries in which they are traded. As a result, the Fund may be affected by changes in the value of foreign currencies in relation to the value of the U.S. dollar. The value of a foreign currency may change in response to events that do not affect the value of the investment in its home country.

         To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.

         Although the Fund generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by smaller companies. Such opportunities pose unique risks, which the Advisor takes into account in considering an investment. Small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources to deal with setbacks. Small company managers typically have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, small company stocks are typically less liquid than large company stocks.

         Although not one of its principal investment strategies, the Fund may invest in futures contracts, options and options on futures contracts. These investments, when made, are for hedging purposes. If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.


         To protect the Fund under adverse market conditions, the Advisor may make temporary defensive investments of up to 100% of the Fund's assets in U.S. or foreign government money market instruments or other short-term bonds that would not ordinarily be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisor would follow such a strategy only if it believed that the risk of loss in attempting to achieve the Fund's investment objective outweighed the opportunity for gain.




The Euro Conversion

         On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

         Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

         o changes in the relative strength and value of the U.S. dollar or other major currencies;

         o adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

         o unpredictable effects on trade and commerce generally.

         These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

PRIOR PERFORMANCE OF A SIMILAR FUND

         The information provided here presents the performance as of December 31, 1999, of the International Equity Fund, a Deutsche Asset Management mutual fund (the "Deutsche Fund"), which has invested its assets in the International Equity Portfolio since August 4, 1992. In managing the Fund, the Advisor will employ substantially the same investment objectives, policies and strategies that the Advisor employed in managing the Deutsche Fund.


         Management fees and expenses incurred in the operation of the Deutsche Fund resulted in an overall expense ratio of 1.50%. The performance results shown reflect the fees and expenses after fee waivers of Class A Shares of the Fund and have been adjusted to reflect the maximum sales charge applicable to such Shares.


Year                       Deutsche Fund Returns         MSCI EAFE Index Returns
--------------------------------------------------------------------------------
1993                              31.19%                         32.56%
--------------------------------------------------------------------------------
1994                              (0.58)%                         7.78%
--------------------------------------------------------------------------------
1995                              10.88%                         11.21%
--------------------------------------------------------------------------------
1996                              15.86%                          6.05%
--------------------------------------------------------------------------------
1997                              12.08%                          1.78%
--------------------------------------------------------------------------------
1998                              15.39%                         20.00%
--------------------------------------------------------------------------------
1999                              24.94%                         26.96%

Year                       Deutsche Fund Returns         MSCI EAFE Index Returns
--------------------------------------------------------------------------------
1 year                            24.94%                         26.96%
--------------------------------------------------------------------------------
5 years                           20.32%                         12.83%
--------------------------------------------------------------------------------
Since inception (8/4/92)          18.51%                         13.84%



The performance data represents the prior performance of the Deutsche Fund, not the prior performance of the Fund, and should not be considered an indication of future performance of the Fund.


THE FUND'S NET ASSET VALUE
--------------------------------------

         The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.


         The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern

Time) on each day the Exchange is open for business. The primary trading markets for the Fund may close early on the day before holidays. On such occasions the Fund also may close early. You may call the Transfer Agent at 1-800-553-8080 to determine whether the Fund will close early before a particular holiday. The net asset value is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class. Because the different classes have different distribution or service fees, their net assets may differ.

         In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

         You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares.


         The following sections describe how to buy and redeem shares.


HOW TO BUY SHARES
---------------------------------------

         You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

         You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

         Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

         Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

         o If you are investing in an IRA account, your initial investment may be as low as $1,000.

         o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

         o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

         o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.


Investing Regularly

         You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

         Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

         Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

         Systematic Purchase Plan. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.


HOW TO REDEEM SHARES
------------------------------------

         You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

         Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2) If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.

3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.


Other Redemption Information

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

         If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

         If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.


TELEPHONE TRANSACTIONS
---------------------------------


         If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

         The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

         During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.


SALES CHARGES
-----------------------------

Purchase Price


         The price you pay to buy shares is the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:


                                   Class A Sales Charge
                                        as % of
                                --------------------------
                                Offering        Net Amount      Class B Sales          Class C Sales
 Amount of Purchase              Price           Invested           Charge                Charge
 ------------------             --------        ----------      -------------          -------------
Less than   $  50,000             5.50%            5.82%            None                    None
$  50,000 - $  99,999             4.50%            4.71%            None                    None
$ 100,000 - $ 249,999             3.50%            3.63%            None                    None
$ 250,000 - $ 499,999             2.50%            2.56%            None                    None
$ 500,000 - $ 999,999             2.00%            2.04%            None                    None
$1,000,000 and over               None             None             None                    None
----------------------------------------------------------------------------------------------------


         Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or Class C Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your securities dealer may be paid a commission at the time of your purchase.

         The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

         Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

         Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

     Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the prior 90 days.

2) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Fund Director, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisor or a broker-dealer authorized to sell shares of the Fund.

4)   If you are buying shares in any of the following types of accounts:
     (i)   A qualified retirement plan;

     (ii)  A Flag Investors fund payroll savings plan program;

     (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange

         You may exchange Class A, B or C shares of any other Flag Investors fund for an equal dollar amount of Class A, B or C Shares, respectively, without payment of the sales charges described above or any other charge up to 4 times a year. You may not exchange Class A shares of any Flag Investors Money Market fund unless you acquired those shares through a prior exchange. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.


         You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.


Redemption Price

         The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.



                                                 Sales Charge as a Percentage of the Dollar Amount
                                                     Subject to Charge (as % of Cost or Value)
                            ----------------------------------------------------------------------------------------------
Years Since Purchase        Class A Shares Sales Charge      Class B Shares Sales Charge      Class C Shares Sales Charge
--------------------------------------------------------------------------------------------------------------------------
First                                1.00%*                                5.00%                         1.00%
Second                               0.50%*                                4.00%                          None
Third                                 None                                 3.00%                          None
Fourth                                None                                 3.00%                          None
Fifth                                 None                                 2.00%                          None
Sixth                                 None                                 1.00%                          None
Thereafter                            None                                  None                          None

--------------------------------------------------------------------------------------------------------------------------


* You will pay a sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more. If you purchased your shares before May 1, 1999, you will pay a sales charge of 0.50% if you redeem them within the first year of purchase instead of the 1.00% reflected in the above table.

         Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

1) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

2) If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

3) If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to January 18, 2000, you will pay the sales charge in effect at the time of your original purchase.

4) The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

         Waiver of Sales Charge. You may redeem shares without paying a sales charge under any of the following circumstances:


   1) If you are exchanging your shares for shares of another Flag Investors fund of the same class.


   2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

   3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

   4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

      (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

      (ii) Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

5) If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.


         Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your Class B Shares will be converted to Class A Shares six years after your purchase. This conversion will be made based on the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU
--------------------------------------------------------------------------------

         Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

         If you choose Class A Shares, you will pay a sales charge when you buy your shares but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

         If you choose Class B Shares, you will pay no sales charge when you buy your shares but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares thus eliminating the higher expenses.

         If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.


         In general, if you intend to invest more than $50,000, your combined sales charges and expenses are lower with Class A Shares. If you intend to invest less than $50,000 and expect to hold your shares for more than seven years, your combined sales charges and expenses are lower with Class B Shares. If you intend to invest less than $50,000 and expect to hold your shares for less than seven years, your combined sales charges and expenses are lower with Class C Shares.


         Your securities dealer is paid a fee when you buy your shares and an annual fee as long as you hold your shares. For Class A and Class B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares. The total amount of these fees may differ depending upon which class of shares you buy.


Distribution Plans

         The Fund has adopted plans under Rule 12b-1 that allow it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder services. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and Class C Shares pay an annual distribution fee of 0.75% of average daily net assets and an annual shareholder servicing fee of 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------
Dividends and Distributions

         The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of annual dividends and to distribute taxable net capital gains on an annual basis.

Taxes

         The following summary is based on current tax laws, which may change.

         The Fund will distribute substantially all of its income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending upon your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Each sale or exchange of the Fund's shares is generally a taxable event.

         More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state, and local income taxes.

ORGANIZATIONAL STRUCTURE
--------------------------------------------------------------------------------

         The Fund is a "feeder fund" that invests substantially all of its assets in the International Equity Portfolio. The Fund and the Portfolio have the same investment objective. The Portfolio is advised by Bankers Trust. (See the section on Investment Advisor.)

         The Portfolio may accept investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholder's best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

         Bankers Trust Company serves as investment advisor to the Portfolio. Subject to the supervision of the Portfolio's Board of Trustees, the Advisor makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. For its services as investment advisor, Bankers Trust is entitled to a fee of 0.65% of the Fund's average daily net assets.

         Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide. As of November 30, 1999, Bankers Trust had total assets under management of approximately $259 billion.

         At a special meeting of shareholders held in 1999, shareholders of the Portfolio approved a new investment advisory agreement with Deutsche Asset Management, Inc. ("DeAM Inc.") (formerly Morgan Grenfell Inc.). The new investment advisory agreement with DeAM Inc. may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees of the Portfolio who are not "interested persons," generally referred to as independent trustees. Shareholders of the Portfolio also approved a new sub-investment advisory agreement among the Portfolio, DeAM Inc. and Bankers Trust under which Bankers Trust may perform certain of DeAM Inc.'s responsibilities, at DeAM Inc.'s expense, upon approval of the independent trustees, within two years of the date of the special meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreement with Bankers Trust.

         DeAM Inc. is located at 885 Third Avenue, 32nd Floor, New York, New York 10022. DeAM Inc. provides a full range of investment advisory services to institutional clients. DeAM Inc. serves as investment advisor to 11 other investment companies and as sub-advisor to five other investment companies.


         On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust plead guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.


         As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Managers

         The Portfolio's portfolio managers are Michael Levy, Robert Reiner and Julie Wang of Bankers Trust Company.

     Mr. Levy, Co-Lead Manager of the Portfolio, has 18 years of investment experience. He is a Managing Director with Bankers Trust Company and has been with Bankers Trust and the Portfolio since 1993. Mr. Levy is Bankers Trust's international equity strategist, overseeing the design and implementation of the firm's proprietary stock selection process. Mr. Levy received degrees in both mathematics and geophysics from the University of Michigan.

     Mr. Reiner, Co-Lead Manager of the Portfolio, has 18 years of investment industry experience. He is a Managing Director of Bankers Trust and has been with Bankers Trust and the Portfolio since 1994. Mr. Reiner specializes in Japanese and European stock and market analysis. Prior to joining Bankers Trust, Mr. Reiner served as a Senior Financial Analyst at Scudder, Stevens & Clark from 1993 to 1994. Mr. Reiner received degrees from University of Southern California and Harvard University.

     Ms. Wang, Co-Manager of the Portfolio, has 11 years of investment management experience. She is a Principal of Bankers Trust and has been with Bankers Trust and the Portfolio since 1994. Ms. Wang focuses on the Fund's Asia-Pacific investments and its emerging-markets exposure. Prior to joining Bankers Trust, Ms. Wang served as Investment Manager for American International Group's Southeast Asia portfolio from 1991 to 1994. Ms. Wang received a Bachelors degree in economics from Yale University and an MBA from The Wharton School, University of Pennsylvania.


ADMINISTRATOR


        Investment Company Capital Corp. ("ICC") provides administration services to the Fund. ICC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICC is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements for the Class A Shares, is included in the Annual Report, which is available upon request. Class B Shares and Class C Shares were not offered prior to the date of this Prospectus.




(For a Class A Share outstanding throughout each year)



                                                                             For the Year Ended October 31,
                                                   -------------------------------------------------------------------
                                                       1999         1998          1997          1996          1995
                                                   -----------   -----------   -----------   -----------   -----------
Per Share Operating Performance:
 Net asset value at beginning of year. .........     $ 16.94       $ 16.36      $ 14.20       $ 12.69       $ 13.97
                                                     -------       -------      -------       -------       -------
Income from Investment Operations:
 Net investment income .........................        0.48          0.08         0.11          0.26          0.09
 Net realized and unrealized gain/(loss)
   on investments(1)............................        3.48          0.76         2.34          1.28         (1.37)
                                                     -------       -------      -------       -------       -------
 Total from Investment Operations ..............        3.96          0.84         2.45          1.54         (1.28)
                                                     -------       -------      -------       -------       -------
Less Distributions:
 Distributions from net investment
   income and short-term gains .................       (0.07)        (0.10)       (0.18)        (0.03)           --
 Distributions in excess of net investment
   income and short-term gains .................          --         (0.16)       (0.11)           --            --
                                                     -------       -------      -------       -------       -------
 Total distributions ...........................       (0.07)        (0.26)       (0.29)        (0.03)           --
                                                     -------       -------      -------       -------       -------
 Net asset value at end of year ................     $ 20.83       $ 16.94      $ 16.36       $ 14.20       $ 12.69
                                                     =======       =======      =======       =======       =======
Total Return(2).................................       23.5 %         5.25%       17.48%        12.13%        (9.16)%
Ratios to Average Daily Net Assets:
 Expenses(3)....................................        1.50%         1.50%        1.50%         1.50%         1.50%
 Net investment income(4).......................        0.75%         0.62%        1.18%         1.91%         0.68%
Supplemental Data:
 Net assets at end of year (000) ...............     $13,771       $12,187      $13,982       $12,930       $12,483
 Portfolio turnover rate .......................          18%           27%          21%           13%           35%

-----------
(1) The years ended October 31, 1999, 1998, 1997, 1996 and 1995 include net realized currency gain/(loss).
(2) Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fee and reimbursement of expense, the ratio of expenses to average daily net assets would have been 3.10%, 2.78%, 2.24%, 2.30% and 2.17% during the periods ended October 31, 1999, 1998, 1997, 1996, and 1995, respectively.
(4) Without the waiver of advisory fee and reimbursement of expense, the ratio of net investment income to average daily net assets would have been (0.84)%, (0.67)%, 0.44%, 1.10% and 0.02% for the years ended October 31,
    1999, 1998, 1997, 1996 and 1995, respectively.

Distributor
ICC DISTRIBUTORS, INC.




Administrator and Transfer Agent                Independent Accountants
INVESTMENT COMPANY CAPITAL CORP.                PRICEWATERHOUSECOOPERS LLP
One South Street                                250 West Pratt Street
Baltimore, Maryland 21202                       Suite 2100
1-800-553-8080                                  Baltimore, Maryland 21201


Custodian                                       Fund Counsel
BANKERS TRUST COMPANY                           MORGAN, LEWIS & BOCKIUS LLP
130 Liberty Street                              1701 Market
Street New York, New York 10006                 Philadelphia, Pennsylvania 19103

[GRAPHIC OMITTED]

                              Flag Investors Funds
                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                 (800) 767-FLAG




--------------------------------------------------------------------------------
You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:
   o A statement of additional information (SAI) about the Fund that is incorporated by reference into the Prospectus.

   o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You will be charged for duplicating fees.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.


Investment Company Act File No. 811-4827
--------------------------------------------------------------------------------
INTLPRS
[2/00]

                      STATEMENT OF ADDITIONAL INFORMATION




--------------------------------------------------------------------------------








                        FLAG INVESTORS SERIES FUNDS, INC.


                    Flag Investors International Equity Fund



                                One South Street

                            Baltimore, Maryland 21202






--------------------------------------------------------------------------------



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ
  IN CONJUNCTION WITH A PROSPECTUS WHICH MAY BE OBTAINED FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING THE FUND, ONE
            SOUTH STREET, BALTIMORE, MARYLAND 21202, (800) 767-FLAG.
























        Statement of Additional Information Dated: February 29, 2000


               Relating to the Prospectus Dated: February 29, 2000

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


1.  GENERAL INFORMATION AND HISTORY............................................1


2.  INVESTMENT OBJECTIVE AND POLICIES..........................................1


3.  VALUATION OF SHARES AND REDEMPTION.........................................4


4.  FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS.......................5


5.  MANAGEMENT OF THE FUND.....................................................9


6.  INVESTMENT ADVISORY AND OTHER SERVICES....................................14


7.  DISTRIBUTION OF FUND SHARES...............................................15


8.  BROKERAGE.................................................................18


9.  CAPITAL STOCK.............................................................20


10. SEMI-ANNUAL REPORTS.......................................................21


11. CUSTODIAN, ACCOUNTING SERVICES AND TRANSFER AGENT.........................21


12. INDEPENDENT ACCOUNTANTS...................................................22


13. LEGAL MATTERS.............................................................22

14. PERFORMANCE INFORMATION...................................................22


15. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................23


16. FINANCIAL STATEMENTS......................................................24

                         GENERAL INFORMATION AND HISTORY





         Flag Investors Series Funds, Inc. (the "Company") is an open-end diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Company currently offers three classes of shares of the Flag Investors International Equity Fund (the "Fund"), a series fund: Flag Investors International Equity Fund Class A Shares ("Class A Shares"), Flag Investors International Equity Fund Class B Shares ("Class B Shares") and Flag Investors International Equity Fund Class C Shares ( "Class C Shares"), collectively (the "Shares").

         Important information concerning the Company and the Fund is included in the Fund's Prospectus, which may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this Statement of Additional Information omit certain information about the Company and its business that is contained in the Registration Statement relating to the Company and its shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Company was organized as a Massachusetts business trust on September 3, 1986. The Company filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and Class A Shares under the Securities Act of 1933, as amended (the "1933 Act"), and commenced operations on November 18, 1986. On August 16, 1993, the Company reorganized as a Maryland corporation pursuant to an Agreement and Plan of Reorganization and Liquidation approved by shareholders on June 16, 1993. Class B and Class C Shares commenced operations on February 29, 2000. Effective February 29, 2000, the Company reorganized into a series fund and the Fund became a feeder fund of the International Equity Portfolio (the "Portfolio"). Prior to this reorganization, the Company was known as Flag Investors International Fund, Inc.


         Under a license agreement dated August 16, 1993, between the Company and Alex. Brown & Sons Incorporated (predecessor to DB Alex. Brown LLC), Alex. Brown & Sons Incorporated licenses to the Company the "Flag Investors" name and logo but retains the rights to that name and logo, including the right to permit other investment companies to use them.

                        INVESTMENT OBJECTIVE AND POLICIES


         The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing all of its assets in a diversified open-end management investment company, the Portfolio, having the same investment objective as the Fund. The Fund may withdraw its investment from the Portfolio at any time if the Board of Directors determines that it is in the best interests of the Fund to do so.

         Bankers Trust Company ("Bankers Trust" or the "Advisor") manages the Portfolio's investments. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

         Under normal circumstances, the Portfolio invests at least 65% of the value of its total assets in stocks and other securities with equity characteristics of companies primarily based in developed countries outside the United States. However, the Portfolio may also invest in emerging market securities and securities of issuers in underdeveloped countries. Investments in these countries will be based on what the Advisor believes to be an acceptable degree of risk in anticipation of superior returns.

         The Portfolio's investments will generally be diversified among several geographic regions and countries. Criteria for determining the appropriate distribution of investments among various countries and regions include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of alternative opportunities available to international investors.

         In countries and regions with well-developed capital markets where more information is available, Bankers Trust will seek to select individual investments for the Portfolio. Criteria for selection of individual securities include the issuer's competitive position, prospects for growth, managerial strength, earnings quality, underlying asset value, relative market value and overall marketability. The Portfolio may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.

         In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Portfolio may choose to invest only at the market level. Here, the Portfolio may seek to achieve country exposure through use of options or futures based on an established local index. Similarly, country exposure may also be achieved through investments in other registered investment companies.

         The remainder of the Portfolio's assets will be invested in dollar and non-dollar denominated short-term instruments. These investments are subject to the conditions described in "Short-Term Instruments" below.

         Equity Investments. The Portfolio invests primarily in common stocks and other securities with equity characteristics. For purposes of the Portfolio's policy of investing at least 65% of the value of its total assets in the equity securities of foreign issuers. "Equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants, and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock). The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, in addition to investment in restricted or unlisted securities.

         ADRs, GDRs and EDRs. American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate.

         Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         For a description of commercial paper ratings, see the Appendix.

         Short-Term Instruments. The Portfolio intends to stay invested in equity securities to the extent practical in light of its objective and long-term investment perspective. However, up to 35% of the Portfolio's assets may be invested in short-term instruments with remaining maturities of 397 days or less or in money market mutual funds: to meet anticipated redemptions and expenses; for day-to-day operating purposes; and when the Portfolio experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Portfolio's investment objective are unavailable in sufficient quantities or at attractive prices, the Portfolio may hold short-term investments for a limited time pending availability of such equity securities. In addition, when in Bankers Trust's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets, up to 100% of the Portfolio's assets may be invested in such short-term instruments. Short-term instruments consist of U.S. and non U.S.: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by Standard & Poor's Ratings Group ("S&P") or Aa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in U.S. dollars or in foreign currencies.

         Derivatives. The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is also a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets and can, in some circumstances, lead to significant losses. Bankers Trust, as the Portfolio's Advisor will use derivatives only in circumstances where the Advisor believes they offer the most economic means of improving the risk/reward profile of the Portfolio. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

         Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.


         The Portfolio may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolio's 15% limit on illiquid securities.


         Bankers Trust will monitor the liquidity of Rule 144A securities in the Portfolio's holdings under the supervision of the Portfolio's Board of Trustees. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.


         When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio identifies, as part of a segregated account, cash or liquid securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

         Lending of Portfolio Securities. The Portfolio has the authority to lend up to 30% of the total value of its portfolio securities to brokers, dealers and other financial organizations. These loans must be secured continuously by cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. The Portfolio will not lend securities to Bankers Trust, the Distributor or their affiliates. By lending its securities, the Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. government obligations are used as collateral. During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral;
(iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities. Cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliates) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.


         Repurchase Agreements. In a repurchase agreement the Portfolio buys a security and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to either a repurchase agreement or a securities loan, the Portfolio could experience delays in recovering either its cash or the securities it lent. To the extent that, in the meantime, the value of the securities repurchased or lent had changed, the Portfolio could experience a loss. In all cases, Bankers Trust must find the creditworthiness of the other party to the transaction satisfactory. A repurchase agreement is considered a collateralized loan under the 1940 Act.

         Investment Companies. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies may also be made for other purposes, such as noted herein under "Short-Term Instruments", and are limited in amount by the 1940 Act, (unless permitted to exceed these limitations by an exemptive order of the SEC, will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.)

         Options on Securities. The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

         When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

         A put option sold by the Portfolio is covered when, among other things, cash or securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

         The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss from a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio, may make a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

         The Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         The Portfolio may engage in over-the-counter options ("OTC Options") transactions with broker-dealers who make markets in these options. The ability to terminate OTC Options positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with which the Portfolio enters into such options transactions under the general supervision of the Portfolio's Trustees. The Portfolio intends to treat OTC Options purchased and the assets used to "cover" OTC Options written as not readily marketable and therefore subject to the limitations described in "Investment Restrictions." Unless the Trustees conclude otherwise, the Portfolio intends to treat OTC Options as not readily marketable and therefore subject to the Portfolio's 15% limitation on investment in illiquid securities.

         Options on Securities Indices. In addition to options on securities, the Portfolio may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

         The Portfolio may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities.

         Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Advisor believes the option can be closed out.

         Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         Price movements in the Portfolio's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

         Options on Foreign Securities Indices. The Portfolio may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Portfolio may also purchase and write OTC Options on foreign stock indices. These OTC Options would be subject to the same liquidity and credit risks noted above with respect to OTC Options on foreign currencies. A stock index fluctuates with changes in the market values of the stocks included in the index.

         OTC Options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties.

         Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC Option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be met.

         Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

         To the extent permitted by U.S. federal or state securities laws, the Portfolio may invest in options on foreign stock indices in lieu of direct investment in foreign securities. The Portfolio may also use foreign stock index options for hedging purposes.

         Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Currency Exchange Transactions. Because the Portfolio buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

         Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Portfolio may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long-term investment decisions, the Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC,") the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

         Options on Foreign Currencies. The Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Portfolio may purchase call options on a foreign currency when the Advisor anticipates that the currency will appreciate in value.

         The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


         The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with its custodian.


         The Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

         There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Portfolio's ability to terminate OTC Options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. The Portfolio intends to treat OTC Options as not readily marketable and therefore subject to the Portfolio's 15% limit on illiquid securities.

         Futures Contracts and Options on Futures Contracts.

         General. The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and usually depends on the Advisor's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges, and clear through their clearing corporations. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. The Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Portfolio may also enter into futures contracts which are based on bonds issued by governments other than the U.S. government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

         At the same time a futures contract is entered into, the Portfolio must allocate cash or securities as a deposit payment ("initial margin"). The initial margin deposits are set by exchanges and may range between 1% and 10% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

         The assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Advisor believes that use of such contracts will benefit the Portfolio, if the Advisor's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

         Options on Futures Contracts. The Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. For example, when the Portfolio is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on an interest rate sensitive futures contract to hedge its portfolio against the risk of a decline in the prices of debt securities due to rising interest rates.

         The writing of a call option on a futures contract may constitute a partial hedge against declining prices of portfolio securities which are the same as or correlate with the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         Futures Contracts on Domestic and Foreign Securities Indices. The Portfolio may enter into futures contracts providing for cash settlement based upon changes in the value of an index of domestic or foreign securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio.

         When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which the Advisor believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

         Although futures contracts on securities indices would be entered into for hedging purposes only, such transactions do involve certain risks. These risks include a lack of correlation between the futures contract and the foreign equity market being hedged, and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.


         Asset Coverage. To assure that the Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, the Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Portfolio's custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

         Investment Restrictions on Futures Transactions. The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

                             Additional Risk Factors

         In addition to the risks discussed above, the Portfolio's investments may be subject to the following risk factors:

         Foreign Securities. The Portfolio will, under normal market conditions, invest a significant portion of its assets in foreign securities. Although the Portfolio intends to invest primarily in securities of established companies based in developed countries, investors should realize that the value of the Portfolio's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolio holds various foreign currencies from time to time, the value of the net assets of the Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Portfolio's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Portfolio is authorized to enter into certain foreign currency exchange transactions.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange, Inc. (the "NYSE"). Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

         Emerging Markets. The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world's emerging markets generally include but are not limited to the following: Argentina, Botswana, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Korea, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

         Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in the above section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

         In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

         Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as principals, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

         Forward Contracts and options on foreign currencies traded over-the-counter involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Portfolio's ability to terminate OTC Options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Portfolio will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

         Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-730-1313.


         Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Fund's votes at the Portfolio meeting. The percentage of the Fund's votes representing the Fund's shareholders not voting will be voted by the Directors or officers of the Fund in the same proportion as the Fund shareholders who do, in fact, vote.

         Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distrubution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

         The Fund may withdraw its investment from the Portfolio at any time, if the Company's Board of Directors determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Company's Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment advisor to manage the Fund's assets in accordance with the investment policies described herein with respect to the Portfolio.


         The Fund's investment objective is a fundamental policy and may not be changed without the approval of the Fund's shareholders. Because the investment objective of the Portfolio is not a fundamental policy and may be changed without the approval of its shareholders, if there is a change in the Portfolio's investment objective, the Company's Board of Directors would submit the matter to the Fund's shareholders for a vote. Shareholders of the Portfolio will receive 30 days prior written notice with respect to any change in the investment objective the Portfolio.

         Rating Services


         The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, Bankers Trust also makes its own evaluation of these securities, subject to review by the Portfolio's Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but Bankers Trust will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Fund's Prospectus is set forth in the Appendix to this SAI.

         Investment Restrictions


         The following investment restrictions are "fundamental policies" of the Fund and may not be changed with respect to the Fund without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Shares' Prospectus, means, with respect to the Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Whenever the Fund is requested to vote on a fundamental policy of the Portfolio, the Fund will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Fund's votes at the Portfolio meeting. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Directors of the Fund in the same proportion as the Fund shareholders who do, in fact, vote.


         Except that no investment restriction of the Fund shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective, as a matter of fundamental policy, the Fund:


         1. Will not, with respect to 75% of its assets, invest more than 5% of the Portfolio's (Fund's) total assets in the securities of any one issuer (excluding cash, cash equivalents, U.S. government securities and the securities of other investment companies) or own more than 10% of the voting securities of any one issuer (excluding securities of other investment companies);

         2. May borrow money to the extent permitted by the Investment Company Act of 1940, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time;

         3. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes, banks and insurance companies are considered to be separate industries);

         4. May not purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein) in the ordinary course of business (except that the Portfolio (Fund) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);


         5. Will not purchase or sell commodities or commodity contracts provided that the Fund may invest in financial futures and options on such futures;

         6. Act as an underwriter of securities within the meaning of the federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

         7. Issue senior securities;

         8. Will not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, and may loan portfolio securities and enter into repurchase agreements;

As a matter of fundamental policy, the Portfolio may not:

         1. borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete the portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below (as an operating policy, the Portfolio may not engage in dollar-roll transactions);

         2. underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

         3. make loans to other persons except: (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

         4. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

         5. concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry; and

         6. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

         7. with respect to 75% of the Portfolio's total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash equivalents, U.S. government securities and the securities of other investments companies) or own more than 10% of the voting securities of any issuer.



         Additional Restrictions.

         Additional Restrictions of the Fund

         In order to comply with certain statutes and policies, the Fund will not as a matter of operating policy (except that no operating policy shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):




         (i) Invest in shares of any other open-end investment company registered under the Investment Company Act, except as permitted by federal law.



         (ii) Invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not currently marketable (excluding Rule 144A securities deemed by the Board of Directors of the Fund to be liquid).


         Other Considerations

             The Fund's investments in convertible securities rated below investment grade will not exceed 5% of the value of its total assets.

         Additional Investment Restrictions of the Portfolio

         In order to comply with certain statutes and policies, the Portfolio will not as a matter of operating policy:

         (i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Portfolio's total assets (taken at cost), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

         (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;


         (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         (iv) invest for the purpose of exercising control or management of another company;


         (v) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers;
                (b) more than 5% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio, unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio shall not purchase any securities of any open-end investment company unless (1) the Portfolio's investment adviser waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Portfolio incurs no sales charge in connection with the investment;

         (vi) invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not currently marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio (Trust) to be liquid).

         (vii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's net assets; (c) the securities subject to the exercise of the call written by the Portfolio must be owned by the Portfolio at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Portfolio will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio has purchased a closing put, which is a put of the same series as the one previously written); and

         (viii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.


         There will be no violation of any investment restriction (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment, or any other later change.

         VALUATION OF SHARES AND REDEMPTION

         Valuation

         The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Portfolio securities held by the Portfolio which are listed on foreign exchanges may be traded on days that the Portfolio does not value its securities, such as Saturdays and the customary U.S. business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Shares may be significantly affected on days when shareholders do not have access to the Fund.

         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

         Redemption

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.


         Under normal circumstances, the Fund and the Portfolio will redeem Shares in cash as described in the Prospectus. However, if the Board of Directors of the Fund determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares", and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


         The Portfolio has agreed to make a redemption in kind to the Fund whenever the Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Fund that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

         The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

         In order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Included among these requirements are the following:
(i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

         Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

         If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

Fund Distributions

         Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held the shares. If any such gains are retained, the Fund will pay federal income tax thereon.

         In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by a Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, distributions from the Fund generally will qualify for the corporate dividends-received deduction.

         Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

         The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

Sale or Exchange of Fund Shares

         Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of a Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

         In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who
(1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

Federal Excise Tax

         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

State and Local Taxes


         Rules of U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other U.S. state and local tax rules regarding an investment in the Portfolio.


Foreign Securities

         Income from investments in foreign stocks or securities may be subject to foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries will vary.

         If the Portfolio is liable for foreign taxes, and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may make an election pursuant to which certain foreign taxes paid by the Portfolio would be treated as having been paid directly by shareholders of the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each shareholder of the Fund will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the amount which represents income derived from sources within each such country.

         The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Portfolio on the sale of foreign securities will be treated as U.S. source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

Taxation of the Portfolio

         The Portfolio is not subject to Federal income taxation. Instead, the Fund and other investors investing in the Portfolio must take into account, in computing their federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

         Distributions received by the Fund from the Portfolio generally will not result in the Fund recognizing any gain or loss for federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash distributed exceeds the Fund's basis in its interest in the Portfolio prior to the distribution; (2) income or gain may be realized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio; and
(3) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and consists solely of cash and/or unrealized receivables. The Fund's basis in its interest in the Portfolio generally will equal the amount of cash and the basis of any property which the Fund invests in the Portfolio, increased by the Fund's share of income from the Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Portfolio.

         MANAGEMENT OF THE FUND

         Directors and Officers

         The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its administrator, distributor, custodian and transfer agent.

         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. A Director who is an "interested person" of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act is denoted by an "*". Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

         Directors Of The Fund


*TRUMAN T. SEMANS, Director (10/27/26)
         Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, Maryland 21202. Vice Chairman, Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company); Director, Investment Company Capital Corp. (registered investment advisor); and Director and President of Virginia Hot Springs Inc. (property management). Formerly, Managing Director, BT Alex. Brown Incorporated (now DB Alex. Brown LLC); Vice Chairman, Alex. Brown Incorporated (now DB Alex. Brown LLC) and Director, ISI Family of Funds (registered investment companies).

RICHARD R. BURT, Director (2/3/47)
         IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company (agribusiness operations), Hollinger International, Inc. (publishing), Homestake Mining Company (mining and exploration), HCL Technologies (information technology) and Anchor Gaming (gaming software and equipment); Director, Mitchell Hutchins family of funds and Flag Investors Funds, Inc. (formerly Deutsche Funds, Inc.); and Trustee, Flag Investors Portfolios Trust (formerly Deutsche Portfolios) (registered investment companies); and Member, Textron Corporation International Advisory Council. Formerly, partner, McKinsey & Company (consulting), 1991-1994; U.S. Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and U.S. Ambassador to the Federal Republic of Germany, 1985-1991.

*RICHARD T. HALE, Director (7/17/45)
         Managing Director, DB Alex. Brown LLC (formerly BT Alex. Brown Incorporated); Director and President, Investment Company Capital Corp. (registered investment advisor); Director, BT Family of Funds; Chartered Financial Analyst. Formerly, Director, ISI Family of Funds (registered investment companies).

JOSEPH R. HARDIMAN, Director (5/27/37)
         8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Wit Capital Group (registered broker-dealer), The Nevis Fund and ISI Family of Funds (registered investment companies). Formerly, Director, Circon Corp. (medical instruments), November 1998-January 1999; President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now DB Alex. Brown LLC), 1985-1987; and General Partner, Alex. Brown & Sons (now DB Alex. Brown LLC), 1976-1985.

LOUIS E. LEVY, Director (11/16/32)
         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products), Household International (banking and finance) and ISI Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants, 1992-1998; Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)
         Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking) and Director, Victory Funds (registered investment companies). Formerly, Director AMBAC Treasurers Trust (registered investment company), DP Mann Holdings (insurance) and ISI Family of Funds (registered investment companies).

REBECCA W. RIMEL, Director (4/10/51)
         The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation); Director and Executive Vice President, The Glenmede Trust Company. Formerly, Executive Director, The Pew Charitable Trusts; and Director, ISI Family of Funds (registered investment companies).

ROBERT H. WADSWORTH, Director (1/29/40)
         4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, Director, Investment Company Administration LLC, and President, Director, First Fund Distributors, Inc. (registered broker-dealer); Director, The Germany Fund, Inc., The New Germany Fund Inc., The Central European Equity Fund, Inc., Flag Investors Funds, Inc. (formerly Deutsche Funds, Inc.); Trustee, Flag Investors Portfolios Trust (formerly Deutsche Portfolios); and Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies). Formerly, President, Guinness Flight Investment Funds, Inc. (registered broker dealer); and President, The Wadsworth Group (registered investment advisor).

         Officers Of The Fund


         CARL W. VOGT, Esq., President (4/20/36) Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Interim President of Williams College; Director, Yellow Corporation (trucking), American Science & Engineering (x-ray detection equipment) and ISI Family of Funds (registered investment companies); Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration); and Director, of Flag Investors Family of Funds (registered investment companies).

         CHARLES A. RIZZO, TREASURER (8/5/57)
         Vice President, Deutsche Asset Management since 1999; and Vice President, BT Alex. Brown Incorporated (now DB Alex. Brown LLC), 1998-1999. Formerly, Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) 1993-1998.

         AMY M. OLMERT, Secretary (5/14/63)
         Vice President, Deutsche Asset Management, since 1999; and Vice President, BT Alex. Brown Incorporated (now DB Alex. Brown LLC), 1997-1999. Formerly, Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) 1992-1997.

         DANIEL O. HIRSCH, ASSISTANT SECRETARY (3/27/54)
         Director, Deutsche Asset Management, 1998-Present. Formerly, Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.


         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by DB Alex. Brown LLC (formerly BT Alex. Brown Incorporated) ("DB Alex. Brown") or its affiliates. There are currently 8 funds in the Flag Investors Funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of three other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds and as a Director of five funds in the Fund Complex. Messrs. Burt Hardiman, Levy, McDonald, Wadsworth and Ms. Rimel serve as Directors of each of the funds in the Fund Complex. Mr. Vogt serves as President of each fund in the Fund Complex. Ms. Olmert serves as Secretary, Mr. Rizzo serves as Treasurer and Mr. Hirsch serves as Assistant Secretary for each of the funds in the Fund Complex. Prior to September 28, 1999, the Fund Complex included four funds in the ISI Family of Funds.

         Trustees of the Portfolio

         CHARLES P. BIGGAR, Trustee (10/13/30)
         12 Hitching Post Lane, Chappaqua, New York 10514. Trustee, each of the investment companies in the BT Fund Complex *(registered investment companies); Retired; former Vice President, International Business Machines ("IBM") and President, National Services and the Field Engineering Divisions of IBM.

         S. LELAND DILL, Trustee (3/28/30)
         5070 North Ocean Drive, Singer Island, Florida 33404. Trustee, each of the investment companies in the BT Fund Complex *(registered investment companies); Retired; Director, Coutts (U.S.A.) International; Trustee, Phoenix-Zweig Trust and Phoenix-Euclid Market Neutral Fund (registered investment companies); former Partner, KPMG Peat Marwick; Director, Vintners International Company Inc.; Director, Coutts Trust Holdings Ltd., Director, Coutts Group; General Partner, Pemco (registered investment company).

         MARTIN J. GRUBER, Trustee (7/15/37)
         229 South Irving Street, Ridgewood, New Jersey 07450. Trustee, each of the investment companies in the BT Fund Complex *(registered investment companies); Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, TIAA (registered investment company); Trustee, SG Cowen Mutual Funds (registered investment company); Trustee, Japan Equity Fund and Taiwan Equity Fund (registered investment companies).

         *RICHARD T. HALE, Trustee (7/17/45)
         (See above.)

         RICHARD J. HERRING, Trustee (2/18/46)
         325 South Roberts Road, Bryn Mawr, Pennsylvania 19010. Trustee, each of the investment companies in the BT Fund Complex *(registered investment companies); Jacob Safra Professor of International Banking, Professor of Finance and Vice Dean, The Wharton School, University of Pennsylvania (since 1972).

         BRUCE E. LANGTON, Trustee (5/10/31)
         99 Jordan Lane, Stamford, Connecticut 06903. Trustee, each of the investment companies in the BT Fund Complex *(registered investment companies); Retired; Trustee, Allmerica Financial Mutual Funds (1992-present); Member, Pension and Thrift Plans and Investment Committee, Unilever U.S. Corporation (1989 to present) (publicly held company registered under the Securities Exchange Act of 1934); Director, TWA Pilots Directed Account Plan and 401(k) Plan (1988 to present) (registered investment company).

----------
(*) The "BT Fund Complex" consists of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Intermediatge Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios.

         PHILIP SAUNDERS, JR., Trustee (10/11/35)
         445 Glen Road, Weston, Massachusetts 02193. Trustee, each of the investment companies in the BT Fund Complex *(registered investment companies); Principal, Philip Saunders Associates (Economic and Financial Analysis); former Director, Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc.

         HARRY VAN BENSCHOTEN, Trustee (2/18/28)
         6581 Ridgewood Drive, Naples, Florida 34108. Trustee, each of the investment companies in the BT Fund Complex *(registered investment companies); Retired; Director, Canada Life Insurance Corporation of New York.

         Officers Of The Portfolio

         JOHN A. KEFFER, President and Chief Executive Officer (7/14/42) President, Forum Financial Group L.L.C. and its affiliates; President, ICC Distributors, Inc.(1)

         DANIEL O. HIRSCH, Secretary (3/27/54)

         (See Above)

         CHARLES A. RIZZO, Treasurer (8/5/57)

         (See Above)


         Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, DB Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.


----------
(1) Underwriter/distributor for the Fund. Mr. Keffer owns 100% of the shares of ICC Distributors, Inc.

         With the exception of the Fund's President, officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisor may be considered to have received remuneration indirectly. As compensation for his/her services, each Director who is not an "interested person" of the Fund (as defined in the 1940 Act) (an "Independent Director") and Mr. Vogt, the Fund's President effective October 7, 1999, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his/her attendance at board and committee meetings) from each fund in the Fund Complex for which he/she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended October 31, 1999, Independent Directors' fees attributable to the assets of the Fund totaled approximately $1,603.


         The following table shows aggregate compensation and retirement benefits payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended October 31, 1999.

         COMPENSATION TABLE




                                             Aggregate                                         Total Compensation
                                         Compensation From            Pension or             From the Fund and Fund
                                         the Fund for the         Retirement Benefits     Complex payable to Directors
         Name of                         Fiscal Year Ended        Accrued as Part of       for the Fiscal Year Ended
Person, Position                         October 31, 1999            Fund Expenses            October 31, 1999(10)
---------------------------------------------------------------------------------------------------------------------------
Truman T. Semans(1)                             $0                         $0                      $0
         Chairman
Richard R. Burt(2)                              $0                         $0                      $0
         Director
Richard T. Hale(2,3)                            $0                         $0                      $0
         Director
James J. Cunanne(4)                            $49.90(5)                   (6)             $39,000 for service on 12 Boards in
         Director                                                                          the Fund Complex
Joseph R. Hardiman(7)(8)                       $23.19(5)                   (6)             $39,000 for service on 12 Boards in
         Director                                                                          the Fund Complex
Louis E. Levy                                  $62.69(5)                   (6)             $49,000 for service on 12 Boards in
         Director                                                                          the Fund Complex
Eugene J. McDonald                             $62.69(5)                   (6)             $49,000 for service on 12 Boards in
         Director                                                                          the Fund Complex
Carl W. Vogt, Esq.(9)                          $50.43(5)                   (6)             $39,000 for service on 12 Boards in
         Director                                                                          the Fund Complex
Robert H. Wadsworth(2)                          $0                         $0                      $0
         Director

----------
(1) A director who is an "interested person" as defined in the Investment Company Act.
(2)  Elected to the Fund's Board effective October 7, 1999.
(3)  Resigned effective November 26, 1998.
(4)  Retired effective October 7, 1999.
(5) Of the amounts payable to Messrs. Cunnane, Hardiman, Levy, McDonald and Vogt, nothing was deferred pursuant to the Fund's deferred compensation plan in the year ended October 31, 1999.
(6) The Fund Complex has adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the year ended October 31, 1999 was approximately $559.
(7)  Elected to the Fund's Board on January 22, 1999.
(8) Prior to his appointment to the Fund, Mr. Hardiman received proportionately higher compensation from each Fund for which they served.
(9) Retired as Fund Director effective October 7, 1999; elected Fund President effective October 7, 1999.
(10) Prior to September 28, 1999, the Fund Complex included four funds in the ISI Family of Funds.

      The following table shows aggregate compensation and retirement benefits payable to each of the Portfolio's Trustees by the International Equity Portfolio and the BT Fund Complex, respectively, for the twelve months ended September 30, 1999.


-------------------------------------------------------------------------------------------------------------------------
                                                                Aggregate                            Aggregate
                                                           Compensation From                 Compensation From the BT
                                                    International Equity Portfolio        Fund Complex(1) for the Twelve
         Name of Person,                             for the Twelve Months Ended                  Months Ended
           Position                                      September 30, 1999                     December 31, 1999
-------------------------------------------------------------------------------------------------------------------------
Charles P. Biggar, Trustee                                     $1,288                                  $43,750
-------------------------------------------------------------------------------------------------------------------------
S. Leland Dill, Trustee                                        $1,086                                  $43,750
-------------------------------------------------------------------------------------------------------------------------
Martin J. Gruber, Trustee(3)                                   $0                                      $45,000
-------------------------------------------------------------------------------------------------------------------------
Richard T. Hale, Trustee(2)                                    $0                                      $0
-------------------------------------------------------------------------------------------------------------------------
Richard J. Herring, Trustee(3)                                 $0                                      $43,750
-------------------------------------------------------------------------------------------------------------------------
Bruce E. Langton, Trustee(3)                                   $0                                      $43,750
-------------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr., Trustee                                  $1,120                                  $45,000
-------------------------------------------------------------------------------------------------------------------------
Harry Van Benschoten, Trustee(3)                              $0                                      $45,000
-------------------------------------------------------------------------------------------------------------------------
Kelvin Lancaster, Trustee                                      $0                                      $18,750
-------------------------------------------------------------------------------------------------------------------------

(1) Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Institutional Funds, BT Pyramid Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio for the year ended December 31, 1999.
(2) A director who is an "interested person" as defined in the 1940 Act.
(3) Elected to the Board of Trustees on October 8, 1999.


         The Fund Complex has adopted a Retirement Plan for Directors who are not employees of the Fund, the Fund's Administrator or its respective affiliates (the "Directors Retirement Plan") and a Retirement Plan for a former Director serving as the Fund's President (collectively, the "Retirement Plans"). After completion of six years of service, each participant in the Retirement Plans will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plans are unfunded and unvested. The Fund currently has two participants in the Directors' Retirement Plan, a Director who retired effective December 31, 1994 and another Director who retired effective December 31, 1996, each of whom has qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex. Mr. McDonald has qualified for, but has not received, benefits.


         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1999, are as follows: for Mr. Levy, 5 years; for Mr. McDonald, 7 years; for Ms. Rimel and Mr. Vogt, 4 years; for Mr. Hardiman, 1 year; and for Messrs. Burt and Wadsworth, 0 years.

-------------------------------------------------------------------------------------------------------------------------

         Years of Service                        Estimated Annual Benefits Payable By Fund Complex Upon Retirement
-------------------------------------------------------------------------------------------------------------------------
                                                   Chairmen of Audit and
                                                    Executive Committees                       Other Participants
-------------------------------------------------------------------------------------------------------------------------
         6 years                                           $ 4,900                                   $ 3,900
-------------------------------------------------------------------------------------------------------------------------
         7 years                                           $ 9,800                                   $ 7,800
-------------------------------------------------------------------------------------------------------------------------
         8 years                                           $14,700                                   $11,700
-------------------------------------------------------------------------------------------------------------------------
         9 years                                           $19,600                                   $15,600
-------------------------------------------------------------------------------------------------------------------------
         10 years or more                                  $24,500                                   $19,500
-------------------------------------------------------------------------------------------------------------------------


         Any Director who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Ms. Rimel and Messrs. Burt, Levy, McDonald and Wadsworth have each executed a Deferred Compensation Agreement. Mr. Vogt will no longer participate in the Director's Deferred Compensation Plan and will participate in a separate deferred compensation plan as president of the Fund. Currently, the deferring Directors may select from among various Flag Investors funds, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors deferral accounts will be paid in cash, in generally quarterly installments over a period of ten years.


         Code of Ethics

         The Board of Directors of the Company has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Company's Code of Ethics permits access persons to invest in securities for their own accounts, but requires compliance with that Code's preclearance requirements, subject to certain exceptions. In addition, the Company's Code provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Company in the same security. The Company's Code also prohibits short term trading profits and personal investment in initial public offerings. The Company's Code requires prior approval with respect to purchases of securities in private placements.

         The Board of Trustees of the Portfolio has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Portfolio's Code of Ethics permits access persons to invest in securities for their own accounts, but requires compliance with that Code's preclearance requirements, subject to certain exceptions. In addition, the Portfolio's Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the Portfolio in the same security. The Portfolio's Code also prohibits short term trading profits and personal investment in initial public offerings. The Portfolio's Code requires prior approval with respect to purchases of securities in private placements.

         The Portfolio's advisor, Bankers Trust, has also adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Bankers Trust Code of Ethics allows personnel to invest in securities for their own accounts, but requires compliance with that Code's preclearance requirements and other restrictions including "blackout periods" and minimum holding periods, subject to certain exceptions. The Bankers Trust Code prohibits purchases of securities in U.S. initial public offerings and requires prior approval for purchases of securities in private placements.

         The Company's principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.


         INVESTMENT ADVISORY AND OTHER SERVICES

         Bankers Trust is the Portfolio's investment advisor. Bankers Trust is the principal banking subsidiary of Bankers Trust Corporation. Bankers Trust Corporation is a wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank AG is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.


         At a Special Meeting held on October 8, 1999, shareholders of the Portfolio approved a new investment advisory agreement with Morgan Grenfell, Inc. As of October 5, 1999, Morgan Grenfell, Inc. has been renamed Deutsche Asset Management Inc. ("DeAM Inc."). The new investment advisory agreement with DeAM Inc. may be implemented within two years of the date of the Special Meeting upon approval of a majority of the members of the Board of Trustees of the Portfolio who are not "interested persons" ("Independent Trustees"). Shareholders of the Portfolio also approved a new sub-investment advisory agreement among each portfolio, DeAM Inc. and Bankers Trust under which Bankers Trust may perform certain of DeAM Inc.'s responsibilities, at DeAM Inc.'s expense, upon approval of the Independent Trustees, within two years of the date of the Special Meeting. DeAM Inc. is a subsidiary of Deutsche Asset Management Ltd., a wholly owned subsidiary of Deutsche Morgan Grenfell Group PLC, an investment holding company which is, in turn, a wholly owned subsidiary of Deutsche Bank.


         The Portfolio did not pay any fees to Bankers Trust on behalf of the Fund for the fiscal year ended October 31, 1999. Prior to February 29, 2000, ICC served as the Fund's advisor and Glenmede Trust Company served as the Fund's sub-advisor. Advisory fees paid by the Fund to ICC and sub-advisory fees paid by ICC to Glenmede for the last three fiscal years were as follows:

---------------------------------------------------------------------------------------------------------------

                                                                 Year Ended October 31,
---------------------------------------------------------------------------------------------------------------
         Fees Paid to:                     1999                           1998                      1997
---------------------------------------------------------------------------------------------------------------
         ICC                               $     0(1)                     $    0(2)                $ 1,461(3)
---------------------------------------------------------------------------------------------------------------
         Glenmede                          $64,173                        $3,399                   $77,150
---------------------------------------------------------------------------------------------------------------


----------

(1) Net of fee waivers of $94,386. During this period, ICC also reimbursed expenses of $106,660.
(2) Net of fee waivers of $98,993. During this period, ICC also reimbursed expenses of $73,256.
(3) Net of fee waivers of $103,734.

         ICC serves as the Fund's administrator, transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC provides custody services to the Fund. (See "Administrator, Custodian, Accounting Services, Transfer Agent.")

         DISTRIBUTION OF FUND SHARES

         ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the exclusive distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the "Distribution Agreement") effective August 31, 1997.

         The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance, or gross negligence in the performance of ICC Distributors' duties or obligations under the Distribution Agreement or by reason of ICC Distributors' reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and so long as the Fund's Plans of Distribution are approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement, including the form of Sub-Distribution Agreement, was most recently approved by the Board of Directors, including a majority of the Independent Directors, on September 27, 1999.

         ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated at any time, in the same manner as the Distribution Agreement and shall automatically terminate in the event of an assignment.


         In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, including DB Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Administrator or its affiliates will provide compensation out of its own resources. State securities laws may require banks and financial institutions to register as dealers.


         As compensation for providing distribution services as described above for the Class A Shares, ICC Distributors receives an annual fee, paid monthly equal to 0.25% of the average daily net assets of the Class A Shares. With respect to Class A Shares, ICC Distributors expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution services as described above for the Class B Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.75% of the average daily net assets of the Class B Shares. As compensation for providing distribution services as described above for Class C Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.75% of the average daily net assets of the Class C Shares. In addition, with respect to the Class B and Class C Shares, ICC Distributors receives a shareholder servicing fee at an annual rate of 0.25% of the respective average daily net assets of the Class B and the Class C Shares. (See the Prospectus.)


         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:

------------------------------- --------------------------------------------------------
                                                 Year Ended October 31,
------------------------------- ---------------- ---------------------- ----------------
Fee                                    1999            1998                     1997
------------------------------- ---------------- ---------------------- ----------------
12b-1 Fee(1)                        $31,462(2)       $32,998(2)             $35,065(3)
------------------------------- ---------------- ---------------------- ----------------
Class B Service Fee(4)                  N/A              N/A                    N/A
------------------------------- ---------------- ---------------------- ----------------
Class C Service Fee(4)                  N/A              N/A                    N/A
------------------------------- ---------------- ---------------------- ----------------

------------
(1) 12b-1 fees received from Class A Shares only.

(2) Fees received by ICC Distributors, the Fund's distributor.

(3) Of this amount, Alex. Brown & Sons, the Fund's distributor prior to August 31, 1997, received $29,898 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $6,167.

(4) Class B Shares and Class C Shares were not offered prior to the date of this Statement of Additional Information.

         Pursuant to Rule 12b-1 under the Investment Company Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders. The Fund has adopted a Plan of Distribution for each of its classes of Shares (the "Plans"). Under each Plan, the Company, on behalf of each class, pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year thereafter, as specifically approved (a) at least annually by the

Company's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plans were most recently approved by the Company's Board of Directors, including a majority of the Independent Directors, on September 27, 1999.

         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the applicable class. The Plans may be terminated at any time upon 60 days' notice, without penalty, by a vote of a majority of the Company's Independent Directors or by a vote of a majority of the applicable class' outstanding Shares (as defined under "Capital Stock").

         During the continuance of the Plans, the Company's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement, to broker-dealers pursuant to any Sub-Distribution Agreements and to any Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Company's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         The Company's distributor received commissions on the sale of the Fund's Class A Shares (of which only a portion was retained) in the following amounts:

----------------------------------------------------------------------------------------------------------------------
                          Fiscal Year Ended October 31,
------------------------- -------------------------------- ------------------------------- ---------------------------
                                               1999                            1998                           1997
------------------------- --------------- ---------------- -------------- ---------------- ------------- -------------
Class                        Received        Retained        Received        Retained        Received       Retained
------------------------- --------------- ---------------- -------------- ---------------- ------------- -------------
Class A Shares
Commissions                  $6,608(1)       $    0          $2,056(1)         $ 0           $10,338(2)      $9,938(3)
------------------------- --------------- ---------------- -------------- ---------------- ------------- -------------
Class B Shares
Contingent Deferred
Sales Charge(4)                 N/A             N/A             N/A            N/A               N/A            N/A
------------------------- --------------- ---------------- -------------- ---------------- ------------- -------------
Class C Shares
Contingent Deferred
Sales Charge(4)                 N/A             N/A             N/A            N/A               N/A            N/A
------------------------- --------------- ---------------- -------------- ---------------- ------------- -------------

(1)  By ICC Distributors, the Company's distributor.

(2) Of this amount, Alex. Brown & Sons, the Company's distributor prior to August 31, 1997, received $10,234 and ICC Distributors, the Company's distributor effective August 31, 1997 received $104.

(3) Of commissions received, Alex. Brown & Sons retained $9,938 and ICC Distributors retained $0, respectively.

(4) Class B Shares and Class C Shares were not offered prior to the date of this SAI.


         The Company will pay all costs associated with its organization and registration under the 1933 Act and the 1940 Act. Except as described elsewhere, the Fund or the Portfolio pays or causes to be paid all continuing expenses of the Fund and the Portfolio, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operations unless otherwise explicitly assumed by ICC or ICC Distributors.

         BROKERAGE

         The Advisor is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Portfolio are frequently placed by the Advisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

         The Advisor seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Advisor reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         The Advisor is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

         Consistent with the policy stated above, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Advisor may consider sales of shares of the Fund and of other investment company clients of Bankers Trust as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

         Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

         Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolio and to the Advisor, it is the opinion of the management of the Portfolio that such information is only supplementary to the Advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Portfolio, and not all such information is used by the Advisor in connection with the Portfolio. Conversely, such information provided to the Advisor by brokers and dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.

         In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of the Advisor's other clients. Investment decisions for the Portfolio and for the Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.


         Prior to February 29, 2000, ICC served as the Fund's advisor and Glenmede Trust Company served as the Fund's sub-advisor. ICC directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:



------------------------------- -----------------------------------------------------------------------------
                                                  Fiscal Year Ended October 31,
------------------------------- ---------------- ------------------------------ -----------------------------
                                    1999                     1998                          1997
------------------------------- ---------------- ------------------------------ -----------------------------
Transactions Directed            $ 1,633,295              $9,557,179                   $6,272,458
------------------------------- ---------------- ------------------------------ -----------------------------
Commissions Paid                 $     2,674                  22,749                       16,973
------------------------------- ---------------- ------------------------------ -----------------------------

         Prior to February 29, 1999, subject to the above considerations, the Board of Directors had authorized the Fund to effect portfolio transactions through the Advisor or its affiliates. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid the Advisor or its affiliates must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and required ICC and Glenmede to furnish reports and to maintain records in connection with such reviews. For the fiscal year ended October 31, 1999, October 31, 1998 and the period from September 1, 1997 through October 31, 1997 the Fund did not pay any brokerage commissions to DB Alex. Brown or its affiliates. For the period from January 1, 1997 through August 31, 1997 and for the fiscal year ended October 31, 1996, the Fund paid no brokerage commissions to DB Alex. Brown.


         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of October 31, 1999, the Fund held a 5.10% repurchase agreement issued by Goldman Sachs & Co. valued at $1,336,000. Goldman Sachs & Co. is one of the Fund's "regular brokers or dealers."

         CAPITAL STOCK

         Under the Fund's Articles of Incorporation, the Fund has 28 million of authorized Shares of common stock, par value of $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.


         The Company's Articles of Incorporation provide for the establishment of separate series or separate classes of Shares by the Directors at any time without shareholder approval. The Company currently has one Series and the Board has designated three classes of shares: Flag Investors International Equity Fund Class A Shares (formerly known as the Flag Investors International Fund Class A Shares), Flag Investors International Equity Fund Class B Shares and Flag Investors International Equity Fund Class C Shares. In the event separate series or classes are established, all Shares of the Company, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, each series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Company (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.

         Shareholders of the Company do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Company. In such event, the remaining holders cannot elect any members of the Board of Directors of the Company.

         There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Company's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Company, each Share is entitled to its portion of the Company's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at the meeting if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.


         SEMI-ANNUAL REPORTS


         The Company furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Company's independent accountants.


         ADMINISTRATOR, CUSTODIAN, ACCOUNTING SERVICES AND TRANSFER AGENT

         Under the Master Services Agreement, ICC is obligated on a continuous basis to provide such administrative service as the Board of Directors of the Company reasonably deems necessary for the proper administration of the Company. ICC will generally assist in all aspects of the Company's operations; supply and maintain office facilities (which may be in ICC's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents of the Company), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities, if applicable; supply supporting documentation for meetings of the Board of Directors; provide monitoring reports and assistance regarding compliance with the Fund's Articles of Incorporation, by-laws, investment objectives and policies and with applicable federal and state securities laws; arrange for appropriate insurance coverage; calculate the NAV, net income and realized capital gains or losses of the Fund; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others retained to supply services.


         Bankers Trust Company 130 Liberty Street, New York, New York 10006, has been retained to act as custodian of the Fund's and the Portfolio's assets. Bankers Trust has presented information to the Portfolio's Board of Directors regarding any non-branch correspondent institutions with which it may enter into agreements to hold the Portfolio's assets abroad and, based upon its review of such information, the Board has found such arrangements to comply with the requirements of Rule 17f-5 under the Investment Company Act and to be consistent with the best interests of the Portfolio and its shareholders. Bankers Trust receives such compensation from the Fund for its services as Custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended October 31, 1999, Bankers Trust was paid $16,013 as compensation for providing custody services to the Fund. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $16.07 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended October 31, 1999, such fees totaled $18,644.


         ICC also provides certain accounting services to the Company. As compensation for these services, ICC receives an annual fee, calculated daily and paid monthly as shown below.

         Average Daily Net Assets                     Incremental Annual Accounting Fee
         ------------------------                     ---------------------------------
         0 - $10,000,000                                     $25,000 (fixed fee)
         $10,000,000   -  $25,000,000                            0.080%
         $25,000,000   -  $50,000,000                            0.060%
         $50,000,000   -  $75,000,000                            0.040%
         $75,000,000   -  $100,000,000                           0.035%
         $100,000,000  -  $500,000,000                           0.017%
         $500,000,000  -  $1,000,000,000                         0.006%
         over $1,000,000,000                                     0.002%


         In addition, the Company will reimburse ICC for the following out of pocket expenses incurred in connection with ICC's performance of its services under the Master Services Agreement: express delivery service, independent pricing and storage. For the fiscal year ended October 31, 1999, ICC received accounting fees of $27,067.

         INDEPENDENT ACCOUNTANTS



         The independent accountant for the Company is PricewaterhouseCoopers LLP located at 250 West Pratt Street, Suite 2100, Baltimore, Maryland 21201. For the fiscal years ended October 31, 1994 through October 31, 1999, the annual financial statements of the Company were audited by Deloitte & Touche LLP whose report thereon appears in the Company's Annual Report, and have been included therein in reliance upon the report of such firm of accountants given on their authority as experts in accounting and auditing. Deloitte & Touche LLP has offices at 116-300 Village Boulevard, Princeton, New Jersey 08540.



         LEGAL MATTERS

         Morgan, Lewis & Bockius LLP serves as counsel to the Company.

         PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return, rather than in terms of yield. The total return quotations, under the rules of the SEC must be calculated according to the following formula:



                          P(1+T)(n)= ERV

                  Where:  P        =   a hypothetical initial payment of $1,000

                          T        =   average annual total return

                          n        =   number of years (1, 5 or 10)

                          ERV      =   ending redeemable value at the end of the
                                       1-, 5- or 10- year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10- year periods.

         Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten- year periods or a shorter period dating from the effectiveness of the Company's registration statement.

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 investment for the periods ended October 31, 1999** were as follows:


----------------------------- ------------------------------ ------------------------------- ----------------------------
                                    One-Year Period                Five-Year Period               Ten-Year Period
                                 Ended October 31, 1999          Ended October 31, 1999        Ended October 31, 1999
----------------------------- ------------------------------ ------------------------------- ----------------------------
                                                                Ending                          Ending
                                   Ending         Total       Redeemable         Total        Redeemable        Total
 Class                        Redeemable Value   Return         Value           Return           Value         Return
----------------------------- ----------------- ------------ ---------------- -------------- ---------------- -----------
Class A
*November 18, 1996               $1,179           17.94%        $1,483            8.21%         $1,891           6.58%
----------------------------- ----------------- ------------ ---------------- -------------- ---------------- -----------
Class B
*January 18, 2000                  N/A             N/A            N/A             N/A            N/A             N/A
----------------------------- ----------------- ------------ ---------------- -------------- ---------------- -----------
Class C
*January 18, 2000                  N/A             N/A            N/A             N/A            N/A             N/A
----------------------------- ----------------- ------------ ---------------- -------------- ---------------- -----------

----------------
*  Inception Date
** The management of the Fund changed effective February 28, 2000. These returns reflect the performance of the prior Fund management.


         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper, Inc., CDA Investment Technologies, Inc. or Morningstar, Inc., or with the performance of the Europe, Australia and Far East Index, the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate for the fiscal year 1999 was 18%, in fiscal year 1998 was 27% and in fiscal year 1997 was 21%.


         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         To Company management's knowledge, the following persons owned of record or beneficially 5% or more of the Fund's outstanding Shares, as of February 7, 2000.



         Name and Address             Owned of Record              Beneficially Owned    Percentage Owned
         ----------------             ---------------              ------------------    ----------------

         DB Alex. Brown LLC                  x                             x                  6.61%
         FBO 201 70188 19
         POB 1346
         Baltimore MD 21203

         John J Higgins TR                   x                             x                  5.82%
         U/A 6/24/96
         Fairfield Jesuit Community Corp
         c/o Fairfield University
         St. Ignatius Hall
         Fairfield CT 06430

         DB Alex. Brown LLC                  x                             x                  5.21%
         FBO 201 70130-18
         POB 1346
         Baltimore MD 21203


         The Directors and executive officers as a group (12 persons) beneficially owned 1.49% of the Fund's total outstanding Shares, as of February 7, 2000.

         FINANCIAL STATEMENTS


         The financial statements for the Fund for the fiscal year ended October 31, 1999 are incorporated herein by reference to the Company's Annual Report dated October 31, 1999. A copy of the Company's Annual Report must accompany the delivery of this Statement of Additional Information.

PART C. OTHER INFORMATION

Item 23. Exhibits:

(a)(1) Articles of Incorporation incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000106) on February 28, 1996.

   (2) Articles Supplementary incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000106) on February 28, 1996.

   (3) Articles Supplementary incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000106) on February 28, 1996.

   (4) Articles Supplementary dated July 26, 1999, filed herewith.
   (5) Articles Supplementary dated September 28, 1999, filed herewith.
   (6) Articles of Amendment to change Fund's name, filed herewith.

(b)(1) By-Laws as amended through December 18, 1996 incorporated by reference to
       Exhibit 2 to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000357) on February 25, 1997.


   (2) By-Laws as amended through July 28, 1999, filed herewith.


(c) Specimen Security with respect to Flag Investors Shares incorporated by reference to Exhibit 1 (Articles of Incorporation), as amended to date, to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000106) on February 28, 1996 and Exhibit 2 (By-Laws) as amended to date, to Post-Effective Amendment No. 17 to such Registration Statement, filed with the Securities and Exchange commission via EDGAR (Accession No. 950116-97-000357) on February 25, 1997.

(d)    Not Applicable.

(e)(1) Distribution Agreement dated August 31, 1997 between Registrant and ICC Distributors, Inc. incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000474) on February 25, 1998.

   (2) Form of Sub-Distribution Agreement between ICC Distributors, Inc. and Participating Dealers incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000474) on February 25, 1998.

   (3) Form of Shareholder Servicing Agreement between Registrant and Shareholder Servicing Agents incorporated by reference to Exhibit (6)(c) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000474) on February 25, 1998.

(f)    None.

(g) Custodian Agreement dated June 5, 1998 between Registrant and Bankers Trust Company, incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 19 to Registrant's registration statement on Form N-1A (Registration No. 33-8479) filed with the Securities and Exchange Commission on December 30, 1998.

(h)(1) Master Services Agreement between Registrant and Investment Company Capital Corp., with Appendices for the provision of Transfer Agency and Accounting Services incorporated by reference to Exhibit (9) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000106) on February 28, 1996.

   (2) Master Services Agreement between Registrant and Investment Company Capital Corp., with Appendices for the provision of Administration, Transfer Agency and Accounting Services, filed herewith.


   (3) Form of Expense Limitation Agreement dated March 1, 1999, incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 19 to Registrant's registration statement on Form N-1A (Registration No. 33-8479) filed with the Securities and Exchange Commission on December 30, 1998.


   (4) Expense Limitation Agreement, filed herewith.

(i)    Opinion of Counsel, filed herewith.

(j)(1) Consent of Deloitte & Touche LLP, filed herewith.

   (2) Consent of PricewaterhouseCoopers LLP, filed herewith.

(k)    None.

(l) Form of Subscription Agreement between Registrant and Investors incorporated by reference to Exhibit (13) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000106) on February 28, 1996.

(m)(1) Distribution Plan with respect to Flag Investors International Fund Class A Shares incorporated by reference to Exhibit (15)(a) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000106) on February 28, 1996.

   (2) Amended Distribution Plan with respect to Flag Investors International Fund Class A Shares incorporated by reference to Exhibit (15)(b) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000474) on February 25, 1998.

   (3) Distribution Plan with respect to Flag Investors International Equity Fund Class B Shares, filed herewith.

   (4) Distribution Plan with respect to Flag Investors International Equity Fund Class C Shares, filed herewith.

(n)    Not Applicable

(o)(1) Rule 18f-3 Plan incorporated by reference to Exhibit (18)(a) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000106) on February 28, 1996.

   (2) Rule 18f-3 Plan, amended through March 26, 1997 incorporated by reference to Exhibit 18(b) to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000357) on February 25, 1997.

   (3) Amended Rule 18f-3 Plan, incorporated by reference to Exhibit (o)(3) to Post-Effective Amendment No. 19 to Registrant's registration statement on Form N-1A (Registration No. 33-8479) filed with the Securities and Exchange Commission on December 30, 1998.

(p)    Code of Ethics, not applicable.

(q)(1) Powers of Attorney, Messrs. Semans, Burt, Hardiman, Levy, McDonald, Wadsworth, Vogt and Rizzo, incorporated by reference to Post-Effective Amendment No. 20 to Registrants Registration Statement on Form N-1A (Registration No. 33-8479) filed with the Securities and Exchange Commission on November 17, 1999.

   (2) Power of Attorney, Ms. Rimel and Mr. Hale - filed herewith.

   (3) Power of Attorney, Messrs. Biggar, Dill, Gruber, Hale, Herring, Langton, Saunders, Van Benschoten, Keffer and Rizzo incorporated by reference to Post-Effective amendment No. 20 to Registrants Registration Statement on Form N-1A (Registration No. 33-8479) filed with the Securities and Exchange Commission on November 17, 1999.


Item 24. Persons Controlled by or under Common Control with Registrant.

       Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person's control. For each company, also provide the state or sovereign power under the law of which the company is organized.

       None.

Item 25. Indemnification.

       State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

       Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit 1(a) to this Registration Statement and incorporated herein by reference, provide as follows:

       Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

       Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

       Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

       Section 4. References to the Maryland General Corporation Law in this
       Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

Item 26. Business and Other Connections of Investment Advisor.

       Describe any other business, profession, vocation or employment of a substantial nature in which the investment advisor and each director, officer or partner of the investment advisor, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

(a)    Investment Advisor


       During the last two fiscal years, no director or officer of Investment Company Capital Corp., the Fund's investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking. Effective on or about February 29, 2000, the Fund will convert to a feeder fund and will have no investment advisor. Bankers Trust Company serves as the investment advisor to the master portfolio in which the Fund will invest.



Item 27. Principal Underwriters.

       (a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment advisor.

       ICC Distributors, Inc. acts as distributor for Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. (formerly known as BT Alex. Brown Cash Reserve Fund, Inc.), Flag Investors Communications Fund, Inc. (formerly Flag Investors Telephone Income Fund, Inc.), Flag Investors Emerging Growth Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc. (formerly known as Flag Investors Intermediate-Term Income Fund, Inc.), Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Flag Investors Funds, Inc. (formerly known as Deutsche Funds, Inc.), Flag Investors Portfolio Trust (formerly known as Deutsche Portfolios), BT Advisor Funds, BT Institutional Funds, BT Investment Funds, BT Pyramid Mutual Funds, BT Investment Portfolios, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, and Morgan Grenfell Investment Trust , all registered open-end management investment companies.

       (b) Provide the information with respect to each director, officer or partner of each principal underwriter named in answer to Item 21.

Name and Principal         Position and Offices with        Position and Offices
Business Address*          Principal Underwriters           with Registrant
------------------         -------------------------        --------------------

John Y. Keffer             President                        None
Ronald H. Hirsch           Treasurer                        None
Nanette K. Chern           Chief Compliance Officer         None
David I. Goldstein         Secretary                        None
Benjamin L. Niles          Vice President                   None
Frederick Skillin          Assistant Treasurer              None
Marc D. Keffer             Assistant Secretary              None

--------------
* Two Portland Square
  Portland, Maine  04101

       (c) Not Applicable.

Item 28. Location of Accounts and Records.

       State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by
Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the Rules [17 CFR 270.31a-1 to 31a-3] thereunder.

       Investment Company Capital Corp. ("ICC"), One South Street, Baltimore, Maryland 21202, the Registrant's administrator, transfer agent, dividend disbursing agent and accounting services provider, will maintain physical possession of each such account, book or other document of Registrant except for the records maintained by Bankers Trust Company, 130 Liberty Street, New York, New York 10006 relating to its functions as the Registrant's custodian and the investment advisor to the Master Portfolio, the records maintained by ICC Distributors, Inc., Two Portland Square, Portland, Maine 04101 relating to its functions as the Registrant's distributor. Prior to February 29, 2000, ICC served as investment advisor and The Glenmede Trust Company at One Liberty Place, 1650 Market Street, Philadelphia, PA 19103, served as sub-advisor to the Registrant and maintain physical possession of relevant records relating to that time period.

       In particular, with respect to the records required by Rule 31a-1(b)(1), ICC and Bankers Trust Company each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities and Bankers Trust Company also maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.

Item 29. Management Services.

       Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B of this Form disclosing the parties to the contract and the total amount paid and by whom, for the Registrant's last three fiscal years.

       None.

Item 30. Undertakings.

       Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

      (a) Not Applicable.

      (b) Not Applicable.

      (c) A copy of the Registrant's latest Annual Report to Shareholders is available upon request, without charge by contacting Registrant at
          (800) 767-3524.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 29th day of February, 2000.

                                         FLAG INVESTORS INTERNATIONAL FUND, INC.

                                         By: /s/ Carl Vogt, Esq.*
                                             -----------------------------------
                                             President

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

/s/ Truman T. Semans*           Chairman and Director         February 29, 2000
------------------------
Truman T. Semans

/s/ Richard R. Burt*            Director                      February 29, 2000
------------------------
Richard R. Burt

/s/ Richard T. Hale**           Director                      February 29, 2000
------------------------
Richard T. Hale

/s/ Joseph R. Hardiman*         Director                      February 29, 2000
------------------------
Joseph R. Hardiman

/s/ Louis E. Levy*              Director                      February 29, 2000
------------------------
 Louis E. Levy

/s/ Eugene J. McDonald*         Director                      February 29, 2000
------------------------
Eugene J. McDonald

/s/ Rebecca W. Rimel**          Director                      February 29, 2000
------------------------
Rebecca W. Rimel

/s/ Robert H. Wadsworth*        Director                      February 29, 2000
------------------------
Robert H. Wadsworth

/s/ Charles A. Rizzo*           Chief Financial               February 29, 2000
------------------------        and Accounting Officer
Charles A. Rizzo

By: /s/Daniel O. Hirsch
    -------------------
    Daniel O. Hirsch
    Attorney-In-Fact

 *By Power of Attorney - incorporated by reference to Post-Effective Amendment
  No. 20 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479) filed with the Securities and Exchange Commission on November 17, 1999.
**By Power of Attorney - filed herewith.

                                   SIGNATURES

         INTERNATIONAL EQUITY PORTFOLIO certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post Effective Amendment No. 24 to the Registration Statement on Form N-1A of Flag Investors International Equity Fund, Inc. to be signed on their behalf by the undersigned, duly authorized, in the City of Baltimore and the State of Maryland on the 29th day of February, 2000.

                                                 INTERNATIONAL EQUITY PORTFOLIO

                                                 By: /s/ John Y Keffer*
                                                     ---------------------------
                                                     John Y. Keffer, President
                                                     and Chief Executive Officer
                                                     February 29, 2000

         This Post Effective Amendment No. 24 to the Registration Statement of Flag Investors International Equity Fund, Inc. has been signed below by the following persons in the capacities indicated with respect to INTERNATIONAL EQUITY PORTFOLIO.

NAME                               TITLE                                       DATE
----------------------------------------------------------------------------------------
/s/ Daniel O. Hirsch               Secretary                           February 29, 2000
Daniel O. Hirsch                   (Attorney in Fact for the
                                   Persons Listed Below)

/s/ CHARLES A. RIZZO*              Treasurer (Principal
Charles A. Rizzo                   Financial and Accounting Officer)

/s/ CHARLES P. BIGGAR*             Trustee
Charles P. Biggar

/s/ S. LELAND DILL*                Trustee
S. Leland Dill

/s/ MARTIN J. GRUBER*              Trustee
Martin J. Gruber

/s/ RICHARD T. HALE*               Trustee
Richard T. Hale

/s/ RICHARD J. HERRING*            Trustee
Richard J. Herring

/s/ BRUCE E. LANGTON*              Trustee
Bruce E. Langton

/s/ PHILIP SAUNDERS, JR.*          Trustee
Philip Saunders, Jr.

/s/ HARRY VAN BENSCHOTEN*          Trustee
Harry Van Benschoten

* By Power of Attorney - incorporated by reference to Post-Effective Amendment
  No. 20 to Registrant's Registration Statement on Form N-1A (Registration No.
  33-8479) filed with the Securities and Exchange Commission on November 17,
  1999.




         RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., North American Government Bond Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc. and ISI Strategy Fund, Inc. on behalf of each Fund's President pursuant to a properly executed power of attorney.

         RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., North American Government Bond Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc. and ISI Strategy Fund, Inc. on behalf of each Fund's Chief Financial Officer pursuant to a properly executed power of attorney.